Exhibit 10.17

SCHEDULE OF EXECUTIVES WITH MANAGEMENT CONTINUITY AGREEMENTS

Title	Name	Years / Comp*	Excise Tax Gross Up?
Chairman, President and Chief Executive Officer	Robert M. Patterson	3	Y
Executive Vice President, Chief Financial Officer	Bradley C. Richardson	2	N
Senior Vice President, President of Color, Additives and Inks	Mark D. Crist	2	N
Senior Vice President, Chief Commercial Officer	Michael A. Garratt	2	N
Senior Vice President, President of Distribution	Scott J. Horn	2	N
Senior Vice President, General Counsel and Secretary	Lisa K. Kunkle	3	Y
Senior Vice President, Global Operations and Process Improvement	M. John Midea, Jr.	2	N
Senior Vice President, President of Specialty Engineered Materials	Chris L. Pederson	2	N
Senior Vice President, Mergers & Acquisitions	Joel R. Rathbun	2	N
Senior Vice President, Chief Human Resources Officer	João José San Martin Neto	2	N
Senior Vice President, President of Performance Products and Solutions	Donald K. Wiseman	2	N
* Years of compensation payable upon change of control